EX-99.a.22

GAM FUNDS, INC.

ARTICLES OF AMENDMENT

     GAM FUNDS, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

     FIRST: The Charter of the Corporation, as amended and supplemented (the “Charter”), is further amended as follows: (i) by changing the name of the "GAM Gabelli Long/Short Fund – Class A" class of common stock of the Corporation to the "GAM Gabelli Long/Short - Class A" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Gabelli Long/Short Fund - Class A" and inserting in lieu thereof "GAM Gabelli Long/Short - Class A."

     SECOND: The Charter is further amended as follows: (i) by changing the name of the "GAM Gabelli Long/Short Fund – Sub-Class B-0" class of common stock of the Corporation to the "GAM Gabelli Long/Short -Sub-Class B-0" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Gabelli Long/Short Fund - Sub-Class B-0" and inserting in lieu thereof "GAM Gabelli Long/Short - Sub-Class B-0."

     THIRD: The Charter is further amended as follows: (i) by changing the name of the "GAM Gabelli Long/Short Fund – Sub-Class B-1" class of common stock of the Corporation to the "GAM Gabelli Long/Short –Sub-Class B-1" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Gabelli Long/Short Fund - Sub-Class B-1" and inserting in lieu thereof "GAM Gabelli Long/Short - Sub-Class B-1."

     FOURTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Gabelli Long/Short Fund – Sub-Class B-2" class of common stock of the Corporation to the "GAM Gabelli Long/Short -Sub-Class B-2" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Gabelli Long/Short Fund - Sub-Class B-2" and inserting in lieu thereof "GAM Gabelli Long/Short - Sub-Class B-2."

     FIFTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Gabelli Long/Short Fund – Sub-Class B-3" class of common stock of the Corporation to the "GAM Gabelli Long/Short -Sub-Class B-3" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Gabelli Long/Short Fund - Sub-Class B-3" and inserting in lieu thereof "GAM Gabelli Long/Short - Sub-Class B-3."

     SIXTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Gabelli Long/Short Fund – Sub-Class B-4" class of common stock of the Corporation to the "GAM Gabelli Long/Short -Sub-Class B-4" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Gabelli Long/Short Fund - Sub-Class B-4" and inserting in lieu thereof "GAM Gabelli Long/Short - Sub-Class B-4."

     SEVENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Gabelli Long/Short Fund – Class C" class of common stock of the Corporation to the "GAM Gabelli Long/Short - Class C" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Gabelli Long/Short Fund - Class C" and inserting in lieu thereof "GAM Gabelli Long/Short - Class C."

     EIGHTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Gabelli Long/Short Fund – Class D" class of common stock of the Corporation to the "GAM Gabelli Long/Short - Class D" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Gabelli Long/Short Fund - Class D" and inserting in lieu thereof "GAM Gabelli Long/Short - Class D."

     NINTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Gabelli Long/Short Fund – Class Y" class of common stock of the Corporation to the "GAM Gabelli Long/Short - Class Y" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Gabelli Long/Short Fund - Class Y" and inserting in lieu thereof "GAM Gabelli Long/Short - Class Y."

     TENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Europe Fund –Class A" class of common stock of the Corporation to the "GAM European Equity - Class A" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Europe Fund - Class A" and inserting in lieu thereof "GAM European Equity - Class A."

     ELEVENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Europe Fund – Sub-Class B-0" class of common stock of the Corporation to the "GAM European Equity - Sub-Class B-0" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Europe Fund -Sub-Class B-0" and inserting in lieu thereof "GAM European Equity - Sub-Class B-0."

     TWELFTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Europe Fund – Sub-Class B-1" class of common stock of the Corporation to the "GAM European Equity– Sub-Class B-1" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Europe Fund -Sub-Class B-1" and inserting in lieu thereof "GAM European Equity - Sub-Class B-1."

     THIRTEENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Europe Fund – Sub-Class B-2" class of common stock of the Corporation to the "GAM European Equity - Sub-Class B-2" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Europe Fund -Sub-Class B-2" and inserting in lieu thereof "GAM European Equity - Sub-Class B-2."

     FOURTEENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Europe Fund – Sub-Class B-3" class of common stock of the Corporation to the "GAM European Equity - Sub-Class B-3" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Europe Fund -Sub-Class B-3" and inserting in lieu thereof "GAM European Equity - Sub-Class B-3."

     FIFTEENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Europe Fund – Sub-Class B-4" class of common stock of the Corporation to the "GAM European Equity - Sub-Class B-4" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Europe Fund -Sub-Class B-4" and inserting in lieu thereof "GAM European Equity - Sub-Class B-4."

     SIXTEENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Europe Fund – Class C" class of common stock of the Corporation to the "GAM European Equity - Class C" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Europe Fund - Class C" and inserting in lieu thereof "GAM European Equity - Class C."

     SEVENTEENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Europe Fund – Class D" class of common stock of the Corporation to the "GAM European Equity - Class D" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Europe Fund - Class D" and inserting in lieu thereof "GAM European Equity - Class D."

     EIGHTEENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Europe Fund – Class Y" class of common stock of the Corporation to the "GAM European Equity - Class Y" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Europe Fund - Class Y" and inserting in lieu thereof "GAM European Equity - Class Y."

     NINETEENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM International Fund – Class A" class of common stock of the Corporation to the "GAM International Equity - Class A" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM International Fund - Class A" and inserting in lieu thereof "GAM International Equity - Class A."

     TWENTIETH: The Charter is further amended as follows: (i) by changing the name of the "GAM International Fund – Sub-Class B-0" class of common stock of the Corporation to the " GAM International Equity -Sub-Class B-0" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM International Fund - Sub-Class B-0" and inserting in lieu thereof "GAM International Equity - Sub-Class B-0."

     TWENTY-FIRST: The Charter is further amended as follows: (i) by changing the name of the "GAM International Fund – Sub-Class B-1" class of common stock of the Corporation to the "GAM International Equity –Sub-Class B-1" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM International Fund - Sub-Class B-1" and inserting in lieu thereof "GAM International Equity - Sub-Class B-1."

     TWENTY-SECOND: The Charter is further amended as follows: (i) by changing the name of the "GAM International Fund – Sub-Class B-2" class of common stock of the Corporation to the "GAM International Equity -Sub-Class B-2" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM International Fund - Sub-Class B-2" and inserting in lieu thereof "GAM International Equity - Sub-Class B-2."

     TWENTY-THIRD: The Charter is further amended as follows: (i) by changing the name of the "GAM International Fund – Sub-Class B-3" class of common stock of the Corporation to the "GAM International Equity -Sub-Class B-3" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM International Fund - Sub-Class B-3" and inserting in lieu thereof "GAM International Equity - Sub-Class B-3."

     TWENTY-FOURTH: The Charter is further amended as follows: (i) by changing the name of the "GAM International Fund – Sub-Class B-4" class of common stock of the Corporation to the "GAM International Equity -Sub-Class B-4" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM International Fund - Sub-Class B-4" and inserting in lieu thereof "GAM International Equity - Sub-Class B-4."

     TWENTY-FIFTH: The Charter is further amended as follows: (i) by changing the name of the "GAM International Fund – Class C" class of common stock of the Corporation to the "GAM International Equity - Class C" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM International Fund - Class C" and inserting in lieu thereof "GAM International Equity - Class C."

     TWENTY-SIXTH: The Charter is further amended as follows: (i) by changing the name of the "GAM International Fund – Class D" class of common stock of the Corporation to the "GAM International Equity - Class D" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM International Fund - Class D" and inserting in lieu thereof "GAM International Equity - Class D."

     TWENTY-SEVENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM International Fund – Class Y" class of common stock of the Corporation to the "GAM International Equity - Class Y" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM International Fund - Class Y" and inserting in lieu thereof "GAM International Equity - Class Y."

     TWENTY-EIGHTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Pacific Basin Fund – Class A" class of common stock of the Corporation to the "GAM Asia-Pacific Equity - Class A" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Pacific Basin Fund - Class A" and inserting in lieu thereof "GAM Asia-Pacific Equity - Class A."

     TWENTY-NINTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Pacific Basin Fund – Sub-Class B-0" class of common stock of the Corporation to the "GAM Asia-Pacific Equity -Sub-Class B-0" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Pacific Basin Fund - Sub-Class B-0" and inserting in lieu thereof "GAM Asia-Pacific Equity - Sub-Class B-0."

     THIRTIETH: The Charter is further amended as follows: (i) by changing the name of the "GAM Pacific Basin Fund – Sub-Class B-1" class of common stock of the Corporation to the "GAM Asia-Pacific Equity – SubClass B-1" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Pacific Basin Fund - Sub-Class B-1" and inserting in lieu thereof "GAM Asia-Pacific Equity - Sub-Class B-1."

     THIRTY-FIRST: The Charter is further amended as follows: (i) by changing the name of the "GAM Pacific Basin Fund – Sub-Class B-2" class of common stock of the Corporation to the "GAM Asia-Pacific Equity -Sub-Class B-2" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Pacific Basin Fund - Sub-Class B-2" and inserting in lieu thereof "GAM Asia-Pacific Equity - Sub-Class B-2."

     THIRTY-SECOND: The Charter is further amended as follows: (i) by changing the name of the "GAM Pacific Basin Fund – Sub-Class B-3" class of common stock of the Corporation to the "GAM Asia-Pacific Equity -Sub-Class B-3" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Pacific Basin Fund - Sub-Class B-3" and inserting in lieu thereof "GAM Asia-Pacific Equity - Sub-Class B-3."

     THIRTY-THIRD: The Charter is further amended as follows: (i) by changing the name of the "GAM Pacific Basin Fund – Sub-Class B-4" class of common stock of the Corporation to the "GAM Asia-Pacific Equity -Sub-Class B-4" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Pacific Basin Fund - Sub-Class B-4" and inserting in lieu thereof "GAM Asia-Pacific Equity - Sub-Class B-4."

     THIRTY-FOURTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Pacific Basin Fund – Class C" class of common stock of the Corporation to the "GAM Asia-Pacific Equity - Class C" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Pacific Basin Fund - Class C" and inserting in lieu thereof "GAM Asia-Pacific Equity - Class C."

     THIRTY-FIFTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Pacific Basin Fund – Class D" class of common stock of the Corporation to the "GAM Asia-Pacific Equity - Class D" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Pacific Basin Fund - Class D" and inserting in lieu thereof "GAM Asia-Pacific Equity - Class D."

     THIRTY-SIXTH: The Charter is further amended as follows: (i) by changing the name of the "GAM Pacific Basin Fund – Class Y" class of common stock of the Corporation to the "GAM Asia-Pacific Equity - Class Y" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM Pacific Basin Fund - Class Y" and inserting in lieu thereof "GAM Asia-Pacific Equity - Class Y."

     THIRTY-SEVENTH: The Charter is further amended as follows: (i) by changing the name of the "GAM American Focus Fund– Class A" class of common stock of the Corporation to the "GAM American Focus Equity -Class A" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM American Focus Fund - Class A" and inserting in lieu thereof "GAM American Focus Equity - Class A."

     THIRTY-EIGHTH: The Charter is further amended as follows: (i) by changing the name of the "GAM American Focus Fund– Sub-Class B-0" class of common stock of the Corporation to the "GAM American Focus Equity - Sub-Class B-0" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM American Focus Fund - Sub-Class B-0" and inserting in lieu thereof "GAM American Focus Equity - SubClass B-0."

     THIRTY-NINTH: The Charter is further amended as follows: (i) by changing the name of the "GAM American Focus Fund– Sub-Class B-1" class of common stock of the Corporation to the "GAM American Focus–Sub-Class B-1" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM American Focus Fund - Sub-Class B-1" and inserting in lieu thereof "GAM American Focus Equity - Sub-Class B-1." FOURTIETH: The Charter is further amended as follows: (i) by changing the name of the "GAM American Focus Fund– Sub-Class B-2" class of common stock of the Corporation to the "GAM American Focus Equity - Sub-Class B-2" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM American Focus Fund - Sub-Class B-2" and inserting in lieu thereof "GAM American Focus Equity - SubClass B-2." FORTY-FIRST: The Charter is further amended as follows: (i) by changing the name of the "GAM American Focus Fund– Sub-Class B-3" class of common stock of the Corporation to the "GAM American Focus Equity - Sub-Class B-3" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM American Focus Fund - Sub-Class B-3" and inserting in lieu thereof "GAM American Focus Equity - SubClass B-3."

     FORTY-SECOND: The Charter is further amended as follows: (i) by changing the name of the "GAM American Focus Fund– Sub-Class B-4" class of common stock of the Corporation to the "GAM American Focus Equity - Sub-Class B-4" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM American Focus Fund - Sub-Class B-4" and inserting in lieu thereof "GAM American Focus Equity - SubClass B-4."

     FORTY-THIRD: The Charter is further amended as follows: (i) by changing the name of the "GAM American Focus Fund– Class C" class of common stock of the Corporation to the "GAM American Focus Equity -Class C" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM American

Focus Fund - Class C" and inserting in lieu thereof "GAM American Focus Equity - Class C."

     FORTY-FOURTH: The Charter is further amended as follows: (i) by changing the name of the "GAM American Focus Fund– Class D" class of common stock of the Corporation to the "GAM American Focus Equity -Class D" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM American Focus Fund - Class D" and inserting in lieu thereof "GAM American Focus Equity - Class D."

     FORTY-FIFTH: The Charter is further amended as follows: (i) by changing the name of the "GAM American Focus Fund– Class Y" class of common stock of the Corporation to the "GAM American Focus Equity -Class Y" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM American Focus Fund - Class Y" and inserting in lieu thereof "GAM American Focus Equity - Class Y."

     FORTY-SIXTH: The Charter is further amended as follows: (i) by changing the name of the "GAMerica Capital Fund – Class A" class of common stock of the Corporation to the "GAMerica - Class A" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAMerica Capital Fund- Class A" and inserting in lieu thereof "GAMerica - Class A."

     FORTY-SEVENTH: The Charter is further amended as follows: (i) by changing the name of the "GAMerica Capital Fund – Sub-Class B-0" class of common stock of the Corporation to the "GAMerica - Sub-Class B-0" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAMerica Capital Fund- Sub-Class B-0" and inserting in lieu thereof "GAMerica - Sub-Class B-0."

     FORTY-EIGHTH: The Charter is further amended as follows: (i) by changing the name of the "GAMerica Capital Fund – Sub-Class B-1" class of common stock of the Corporation to the "GAMerica– Sub-Class B-1" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAMerica Capital Fund- SubClass B-1" and inserting in lieu thereof "GAMerica - Sub-Class B-1."

     FORTY-NINTH: The Charter is further amended as follows: (i) by changing the name of the "GAMerica Capital Fund – Sub-Class B-2" class of common stock of the Corporation to the "GAMerica - Sub-Class B-2" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAMerica Capital Fund- SubClass B-2" and inserting in lieu thereof "GAMerica - Sub-Class B-2."

     FIFTIETH: The Charter is further amended as follows: (i) by changing the name of the "GAMerica Capital Fund – Sub-Class B-3" class of common stock of the Corporation to the "GAMerica - Sub-Class B-3" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAMerica Capital Fund- SubClass B-3" and inserting in lieu thereof "GAMerica - Sub-Class B-3."

     FIFTY-FIRST: The Charter is further amended as follows: (i) by changing the name of the "GAMerica Capital Fund – Sub-Class B-4" class of common stock of the Corporation to the "GAMerica - Sub-Class B-4" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAMerica Capital Fund- SubClass B-4" and inserting in lieu thereof "GAMerica - Sub-Class B-4."

     FIFTY-SECOND: The Charter is further amended as follows: (i) by changing the name of the "GAMerica Capital Fund – Class C" class of common stock of the Corporation to the "GAMerica - Class C" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAMerica Capital Fund- Class C" and inserting in lieu thereof "GAMerica - Class C."

     FIFTY-THIRD: The Charter is further amended as follows: (i) by changing the name of the "GAMerica Capital Fund – Class D" class of common stock of the Corporation to the "GAMerica - Class D" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAMerica Capital Fund- Class D" and inserting in lieu thereof "GAMerica - Class D."

     FIFTY-FOURTH: The Charter is further amended as follows: (i) by changing the name of the "GAMerica Capital Fund – Class Y" class of common stock of the Corporation to the "GAMerica - Class Y" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAMerica Capital Fund- Class Y" and inserting in lieu thereof "GAMerica - Class Y."

     FIFTY-FIFTH: The foregoing amendments to the Charter of the Corporation as set forth above have been duly approved by a majority of the entire Board of Directors of the Corporation as required by law and are limited to changes expressly permitted by Section 2-605(a)(2) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

     FOURTH: The amendments to the Charter of the Corporation as set forth above do not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the shares of the class of common stock of the Corporation that is the subject of the amendments.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf on this 22nd day of April, 2005, by its Vice President, who acknowledges that these Articles of Amendment are the act of the Corporation and states that to the best of his knowledge, information and belief and under penalties of perjury, all matters and facts contained herein, with respect to authorization and approval of these Articles of Amendment, are true in all material respects.